SECURITIES ACT FILE NO. 333-56881

                             ING BIOTECHNOLOGY FUND

                        SUPPLEMENT DATED NOVEMBER 7, 2002
                              CLASSES A, B, C AND Q
         ING DOMESTIC EQUITY FUNDS PROSPECTUSES DATED SEPTEMBER 23, 2002
           ING EQUITY TRUST STATEMENT OF ADDITIONAL INFORMATION DATED
                               SEPTEMBER 23, 2002

     On November 6, 2002, (the "Effective Date") the Board of Trustees of ING Equity Trust (the "Trust") acting with respect to ING Biotechnology Fund (the "Fund") adopted a Plan of Liquidation and Dissolution of Series. This Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Massachusetts law, the Investment Company Act of 1940, the Internal Revenue Code of 1986, as amended, the Trust's Declaration of Trust dated June 12, 1998, as amended, and By-Laws.

     Pursuant to the Plan, the books of the Fund shall be closed on December 9, 2002, and the proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their respective shareholdings at the close of business on that date. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the state of Massachusetts or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable or redeemable. Accordingly, orders for redemption or exchange of shares will be not accepted after December 9, 2002. On December 10, 2002, unless instructed otherwise, shares will either be liquidated and sent to the address of record, or transferred to the ING Money Market Fund if held in an individual retirement account (IRA) or other tax deferred product.

     As soon as it is reasonable and practicable, all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents and the Fund's assets will be distributed ratably among the Fund's shareholders of record in one or more cash payments. The Fund will be liquidated on December 10, 2002. The first distribution of the Fund's assets is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund, and is expected to occur on December 16, 2002, or as soon thereafter as is practicable.


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